Putnam
American
Government
Income Fund

SEMIANNUAL REPORT

March 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "As the Dow Jones Industrial Average nears the 9000 mark, many investors are examining alternatives, and an increasing number are turning to bond funds."

                               -- The Wall Street Journal, April 6, 1998

* "Until the U.S. economic outlook becomes more clear, we intend to keep the fund's duration strategy relatively defensive. We also expect to maintain a sizable position in mortgage-backed securities to take advantage of their relatively higher yields and lower sensitivity to interest rates."

                               -- Michael Martino, manager
                                  Putnam American Government Income Fund

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

14 Financial statements

24 Results of March 5, 1998, shareholder meeting



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The financial troubles in Asia continued to dominate the capital markets during the first half of Putnam American Government Income Fund's fiscal year, pushing aside worries that the continued strength in the U.S. economy would have inflationary implications. The rush of funds to the safety of the U.S. bond market did drive down yields on most bonds, especially the U.S. Treasury issues that make up a large portion of your fund's portfolio, as the brisk demand moved their prices higher.

The Federal Reserve Board kept close watch on these events as you might expect. But in the end, the Fed remained on the sidelines, apparently content that the economic engine was still sufficiently under control.

In this environment, Fund Manager Michael Martino continued to focus on the fund's objective: maintaining a high level of current income. In the following report, Mike discusses his strategy during the six months ended March 31, 1998, and looks at prospects for the fiscal year's second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 20, 1998



Report from the Fund Manager
Michael Martino

Putnam American Government Income Fund enjoyed a healthy start to its 1998 fiscal year. Its class A shares returned 4.61% at net asset value for the six-month period ended March 31, 1998. Your fund continues to outperform its benchmark index, the Lehman Brothers Intermediate Treasury Index, which returned 3.78% for the period. The fund also compares well with its peers. The 183 general U.S. government funds tracked by Lipper Analytical Services returned 4.34% on average for the six-month period. At public offering price, class A shares returned -0.35%. For more performance information, including the results for other share classes, please see pages 8 and 9.

* ASIAN TROUBLES BOOST U.S. RETURNS

A flight to quality from Asian markets, combined with a noninflationary growth picture in the United States, fueled a dramatic rise in U.S. Treasury prices during the period. Beginning last summer, the currencies of several Southeast Asian countries crumbled under competitive pressures from China and Japan. Weak current account balances were revealed, and a number of fiscal-policy missteps sent investors seeking safer havens. Local depositors also suffered an erosion of confidence, as years of government-controlled lending practices and misguided investments culminated in several high-profile bank closings.

Dollar-denominated assets, particularly U.S. Treasuries, have been key beneficiaries of this trend. Your fund's 37% stake in this segment of the market at the start of the period bolstered overall performance, as the prices of intermediate and long-term Treasuries were bid ever higher. So great was the demand for dollar-denominated bonds that by January, the yield of the 30-year U.S. Treasury bond had declined to a 3-decade low of 5.69%. (Generally a bond's yield moves lower as its price rises.) This is especially remarkable given that the federal funds rate -- the interest rate charged on overnight loans from one member bank of the Federal Reserve system to another and the basis for all short-term interest rates -- was 5.50% as of March 31, 1998.

* MORTGAGE-BACKED SECURITIES ALLOCATION INCREASED

Although Treasuries helped boost fund performance in the fourth quarter of 1997, the dramatic run-up in bond prices over the past six months convinced us to reduce Treasury exposure in favor of mortgage-backed securities. With a strong U.S. dollar and scant evidence of inflation, Treasury prices may continue to rise in the short term. However, we believe the potential for a correction is now greater than the prospects for additional gains. With the proceeds from the sale of Treasuries and using a roughly 8% cash position available at the start of the period, we increased the fund's mortgage position to approximately 62% of portfolio assets at the end of March. We believe mortgage-backed securities such as GNMAs and FNMAs offer distinct advantages in this environment. Mortgages generally are less sensitive than Treasuries to changes in interest rates, and they provide higher yields in order to compensate investors for the risk of prepayment.

[GRAPHIC OMITTED: vertical bar chart AVERAGE EFFECTIVE MATURITY AND
DURATION]

AVERAGE EFFECTIVE MATURITY AND DURATION

                                3/31/97   9/30/97   3/31/98

Average effective maturity      9.4 yrs.  6.7 yrs.  8.8 yrs.

Duration                        4.8 yrs.  4.2 yrs.  4.2 yrs.

Footnote reads:
This chart depicts the fund's average effective maturity and duration at 6-month intervals over the 12 months ended 3/31/98. Average effective maturity and duration, stated in years, are derived from calculations that incorporate assumptions about prepayment rates and cash flows of mortgage-backed securities. Measures of effective maturity, duration, and the assumptions on which they are based will vary over time.

Prepayment was indeed a concern during the period. The fall in interest rates took 30-year mortgage rates below 7% for a time, sparking a wave of mortgage refinancings. When homeowners opt to refinance or prepay their mortgages, the principal from those mortgages is returned to investors, such as the fund, who must then reinvest it at lower prevailing rates. To protect the portfolio against the unwanted prepayment of mortgage principal, we concentrated assets in lower-coupon bonds, such as 7% 30-year GNMAs. The idea is that homeowners are less likely to refinance a mortgage for an interest savings of less than one percentage point.

To take advantage of the higher coupons available in the mortgage market, we focused our purchases on seasoned mortgages, which carry little prepayment risk in the eyes of investors. These bonds represent mortgages that could have been refinanced in the past but were not for one reason or another and now are even less likely to be refinanced given the little time remaining before the loans are paid off. With coupons in the 9% to 10% range, these bonds contributed a high level of income to the portfolio.

* DURATION STRATEGY REMAINS SLIGHTLY DEFENSIVE

Throughout the six-month period, we maintained the fund's slightly defensive duration to protect against unexpected shifts in the market. Duration measures a portfolio's sensitivity to changing interest rates and can be altered by changing a fund's mix of bonds. Bonds with shorter maturities generally are less sensitive to changes in interest rates, and so holding cash or short-term securities will tend to reduce a portfolio's average duration. While we invested the fund's roughly 8% cash position in mortgage-backed securities during the period, the bonds we purchased have relatively little interest-rate exposure. For example, a 7% coupon 30-year GNMA has about as much interest-rate sensitivity as a 5-year Treasury note.

[GRAPHIC OMITTED: pie chart PORTFOLIO ALLOCATIONS (3/31/98)]

PORTFOLIO ALLOCATIONS (3/31/98)*

U.S. Treasury securities               37.4%

Cash and short-term investments         0.5%

Mortgage-backed securities             62.1%

Footnote reads:
*Based on total market value of assets. The allocation to mortgage-backed securities is primarily concentrated in bonds issued by the Government National Mortgage Association (Ginnie Mae). Allocations will vary over time.

Mixed signals now appear to be the rule rather than the exception in economic data. Real incomes are surging but so are bankruptcies and bad credit-card debt. Nonfarm payrolls waned in March, but manufacturing output and consumer demand were on the rise. And while investors continue to ponder the question of Asia's potential impact, the Fed's Open Market Committee unanimously agreed to leave interest rates unchanged at its most recent meeting.

Until the U.S. economic outlook becomes more clear, we intend to keep the fund's duration strategy slightly defensive. We also expect to maintain a sizable position in mortgage-backed securities to take advantage of their relatively higher yields and lower sensitivity to interest rates. With a hand in both segments of the government market and limited exposure to changing interest rates, we believe Putnam American Government Income Fund is prepared to make the most of whatever uncertainty lies ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/98, there is no guarantee the fund will continue to hold these securities in the future. While U.S. government backing of individual securities does not insure your principal, which will fluctuate with market conditions, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. The fund may invest in securities other than those issued or backed by the full faith and credit of the U.S. government.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam American Government Income Fund is designed for investors seeking high current income primarily through U.S. government securities.

TOTAL RETURN FOR PERIODS ENDED 3/31/98

                           Class A          Class B          Class M
(inception date)           (3/1/85)         (5/20/94)        (2/14/95)
                         NAV     POP      NAV    CDSC       NAV    POP
------------------------------------------------------------------------
6 months               4.61%   -0.35%    4.48%   -0.52%    4.58%   1.19%
------------------------------------------------------------------------
1 year                11.46     6.14    10.94     5.94    11.40    7.79
------------------------------------------------------------------------
5 years               34.19    27.81    29.14    27.26    32.70   28.42
Annual average         6.06     5.03     5.25     4.94     5.82    5.13
------------------------------------------------------------------------
10 years              99.28    89.76    83.79    83.79    93.79   87.49
Annual average         7.14     6.62     6.28     6.28     6.84    6.49
------------------------------------------------------------------------
Life of fund         172.36   159.36   143.71   143.71   160.98  152.54
Annual average         7.96     7.56     7.05     7.05     7.61    7.34
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/98

                                              Lehman Bros.
                                              Intermediate    Consumer
                                             Treasury Index  Price Index
------------------------------------------------------------------------
6 months                                         3.78%          0.62%
------------------------------------------------------------------------
1 year                                           9.40           1.38
------------------------------------------------------------------------
5 years                                         33.25          12.95
Annual average                                   5.91           2.47
------------------------------------------------------------------------
10 years                                       114.61          39.23
Annual average                                   7.94           3.37
------------------------------------------------------------------------
Life of fund                                   204.24          53.02
Annual average                                   8.88           3.30
------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 3/31/98

                              Class A         Class B         Class M
------------------------------------------------------------------------
Distributions (number)           6               6               6
------------------------------------------------------------------------
Income                        $0.264          $0.232          $0.252
------------------------------------------------------------------------
Capital gains                    --              --              --
------------------------------------------------------------------------
   Total                      $0.264          $0.232          $0.252
------------------------------------------------------------------------
Share value:                NAV     POP         NAV        NAV     POP
------------------------------------------------------------------------
9/30/97                    $8.65   $9.08       $8.61      $8.66   $8.95
------------------------------------------------------------------------
3/31/98                     8.78    9.22        8.76       8.80    9.10
------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------
Current dividend rate1      6.01%   5.73%       5.34%      5.73%   5.54%
------------------------------------------------------------------------
Current 30-day SEC yield2   5.12    4.87        4.30       4.90    4.74
------------------------------------------------------------------------

 1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

 2 Based on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Intermediate Treasury Index is an unmanaged list of Treasury bonds; it is used as a general gauge of the market for intermediate-term fixed-income securities. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities indexes assume reinvestment of all distributions and interest payments, and the performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Strategic Income Fund *

High Quality Bond Fund +

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

               * Formerly Putnam Diversified Income Trust II

               + Formerly Putnam Federal Income Trust

   [DBL. DAGGER] Closed to new investors. Some exceptions may apply.
                 Contact Putnam for details.

  [SECTION MARK] Not available in all states.

              ** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

                 Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Portfolio of investments owned
March 31, 1998 (Unaudited)


U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.4%) *
PRINCIPAL AMOUNT                                                                                    VALUE

U.S. Government Agency Mortgage Pass-Through Certificates (61.4%)
------------------------------------------------------------------------------------------------------------
                 Federal Home Loan Mortgage Corp.
    $10,412,213    8 1/2s, with due dates from November 1, 2025
                   to August 1, 2027                                                             $10,870,975
     33,584,769    7s, with due dates from August 1, 2012
                   to November 1, 2012                                                            34,161,756
                 Federal National Mortgage Association
     43,950,603    7s, Dwarf, with due dates from November 1, 2007
                   to January 1, 2013                                                             44,678,423
     22,957,051    5 1/2s, Dwarf, with due dates from June 1, 2009
                   to March 1, 2012                                                               22,263,523
                 Government National Mortgage Association
     50,578,366    9s, with due dates from November 15, 2008
                   to July 15, 2024                                                               54,466,742
     11,491,385    8 1/2s, with due dates from February 15, 2005
                   to December 15, 2024                                                           12,250,684
    170,466,059    8s, with due dates from August 15, 2006
                   to March 15, 2028                                                             176,872,306
    208,786,372    7 1/2s, with due dates from February 15, 2022
                   to January 15, 2028                                                           214,781,511
    361,279,930    7s, with due dates from September 15, 2025
                   to February 15, 2028                                                          364,895,028
                                                                                              --------------
                                                                                                 935,240,948

U.S. Treasury Obligations (37.0%)
------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Bonds
     50,000,000    9 7/8s, November 15, 2015                                                      71,039,000
     75,000,000    8 3/4s, November 15, 2008                                                      85,371,000
      5,000,000    6 3/4s, August 15, 2026                                                         5,503,100
      7,575,000    6 5/8s, February 15, 2027                                                       8,218,875
      2,650,000    6 3/8s, August 15, 2027                                                         2,799,063
    100,665,000    6 1/8s, November 15, 2027                                                     103,228,938
                 U.S. Treasury Notes
      1,145,000    6 1/4s, June 30, 2002                                                           1,169,331
     25,000,000    6 1/8s, August 15, 2007                                                        25,711,000
    160,000,000    5 3/4s, October 31, 2002                                                      160,449,600
    100,000,000    5 1/2s, January 31, 2003                                                       99,359,000
                                                                                              --------------
                                                                                                 562,848,907
                                                                                              --------------
                 Total U.S. Government and Agency Obligations
                   (cost $1,480,302,393)                                                      $1,498,089,855

SHORT-TERM INVESTMENTS (0.5%) (cost $8,142,334) *
PRINCIPAL AMOUNT                                                                                     VALUE
------------------------------------------------------------------------------------------------------------
     $8,141,000  Interest in $321,730,000 joint repurchase agreement
                   March 31, 1998 with Morgan (J.P.) & Co., Inc. due
                   April 1, 1998 with respect to various U.S. Treasury
                   obligations -- maturity value of $8,142,334 for an
                   effective yield of 5.9%                                                        $8,142,334
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $1,488,444,727) ***                                  $1,506,232,189
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $1,521,906,254.

*** The aggregate identified cost on a tax basis is $1,488,444,727, resulting in gross unrealized appreciation and depreciation of $21,029,431 and $3,241,969, respectively, or net unrealized appreciation of $17,787,462.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31, 1998 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,488,444,727) (Note 1)                                            $1,506,232,189
---------------------------------------------------------------------------------------------------
Cash                                                                                      2,100,757
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                           17,823,957
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    2,162,737
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                4,311
---------------------------------------------------------------------------------------------------
Total assets                                                                          1,528,323,951

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                            936,700
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                1,611,193
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              2,143,361
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  174,838
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               42,373
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                 22,894
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      965,249
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      521,089
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         6,417,697
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,521,906,254

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                       2,917,381,845
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              4,886,425
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (1,418,149,478)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               17,787,462
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $1,521,906,254

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,483,748,890 divided by 168,910,412 shares)                                                $8.78
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.78)*                                        $9.22
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($36,471,445 divided by 4,164,903 shares)**                                                   $8.76
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,685,919 divided by 191,489 shares)                                                        $8.80
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.80)*                                        $9.10
---------------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended March 31, 1998 (Unaudited)

Interest Income:                                                                       $54,915,687
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         4,292,306
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           1,276,540
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          21,703
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             9,652
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    1,905,702
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      169,278
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        3,499
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    126,712
--------------------------------------------------------------------------------------------------
Auditing                                                                                    22,203
--------------------------------------------------------------------------------------------------
Legal                                                                                       11,113
--------------------------------------------------------------------------------------------------
Postage                                                                                    230,099
--------------------------------------------------------------------------------------------------
Other                                                                                      255,140
--------------------------------------------------------------------------------------------------
Total expenses                                                                           8,323,947
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (483,773)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             7,840,174
--------------------------------------------------------------------------------------------------
Net investment income                                                                   47,075,513
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        22,885,538
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                             1,950,064
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                 24,835,602
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $71,911,115
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                         Six months ended         Year ended
                                                                                 March 31       September 30
                                                                                     1998*              1997
------------------------------------------------------------------------------------------------------------

Decrease in net assets
------------------------------------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------------------------------------
Net investment income                                                          $47,075,513     $107,202,765
------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                22,885,538        7,069,893
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       1,950,064       38,765,618
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            71,911,115      153,038,276
------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------
From net investment income
   Class A                                                                     (45,908,153)    (100,203,913)
------------------------------------------------------------------------------------------------------------
   Class B                                                                        (858,818)      (1,395,293)
------------------------------------------------------------------------------------------------------------
   Class M                                                                         (38,797)         (64,049)
------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                              (89,009,766)    (290,422,524)
------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                   (63,904,419)    (239,047,503)

Net assets
------------------------------------------------------------------------------------------------------------
Beginning of period                                                          1,585,810,673    1,824,858,176
------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $4,886,425 and $4,616,680, respectively)                          $1,521,906,254   $1,585,810,673
------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       March 31
operating performance         (Unaudited)                                   Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $8.65            $8.39            $8.65            $8.21            $9.21            $9.32
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .26 (c)          .54              .52              .55              .62              .77
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .13              .23             (.21)             .50             (.98)            (.13)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .39              .77              .31             1.05             (.36)             .64
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.26)            (.51)            (.53)            (.56)            (.64)            (.75)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --             (.04)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                --               --               --             (.05)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.26)            (.51)            (.57)            (.61)            (.64)            (.75)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.78            $8.65            $8.39            $8.65            $8.21            $9.21
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           4.61 *           9.49             3.64            13.42            (4.06)            7.20
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,483,749       $1,553,706       $1,800,683       $2,183,766       $2,412,154       $3,530,130
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .52 *            .97              .95              .94              .83              .91
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           3.02 *           6.34             6.14             6.62             6.93             8.39
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)            217.90 *         253.26           245.46           468.86           331.61           235.61
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for  periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                               Six months
                                                    ended                                                      For the period
Per-share                                        March 31                                                        May 20, 1994+
operating performance                          (Unaudited)                  Year ended September 30               to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.61            $8.35            $8.62            $8.19            $8.43
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .23 (c)          .48              .49              .46 (c)          .21
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .15              .23             (.26)             .51             (.25)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .38              .71              .23              .97             (.04)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.23)            (.45)            (.46)            (.49)            (.20)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --             (.04)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                 --               --               --             (.05)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.23)            (.45)            (.50)            (.54)            (.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $8.76            $8.61            $8.35            $8.62            $8.19
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            4.48 *           8.72             2.77            12.32             (.52)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $36,471          $30,935          $23,067           $9,099           $5,691
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .90 *           1.72             1.70             1.68              .59 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.66 *           5.59             5.46             5.76             2.22 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             217.90 *         253.26           245.46           468.86           331.61
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for  periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                         March 31                                      Feb. 14, 1995+
operating performance                                           (Unaudited)           Year ended September 30        Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $8.66            $8.38            $8.65            $8.14
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .25 (c)          .53              .53              .29 (c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .14              .24             (.26)             .62
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .39              .77              .27              .91
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.25)            (.49)            (.50)            (.37)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                       --               --             (.04)              --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                  --               --               --             (.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.25)            (.49)            (.54)            (.40)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $8.80            $8.66            $8.38            $8.65
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             4.58 *           9.45             3.24            11.44 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                      $1,686           $1,170           $1,108             $672
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .65 *           1.22             1.20              .78 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             2.89 *           6.10             5.94             4.03 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              217.90 *         253.26           245.46           468.86
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for  periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
March 31, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam American Government Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, with preservation of capital as its secondary objective.

The fund offers class A, class B, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of most securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discount on original issue discount bonds are accreted according to the yield-to-maturity method.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 1997, the fund had a capital loss carryover of approximately $1,432,529,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

       Loss Carryover       Expiration
       --------------    ------------------
       $1,123,124,000    September 30, 1998
           45,648,000    September 30, 2001
            7,767,000    September 30, 2002
          255,990,000    September 30, 2003

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by he fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. On March 5, 1998 the shareholders approved a proposal to increase fees payable to Putnam Management under the fund's management contract. Management fees will be paid thereafter at an annual rate of: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter. Prior to the March 5, 1998, the fee was based on the following annual rates:
0.60% of the first $500 million of average net assets, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $4.5 billion, 0.375% of the next $2.5 billion, and 0.35% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended March 31, 1998, fund expenses were reduced by $483,773 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,420 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00%, and 0.50% of the average net assets attributable to class A, class B, and class M shares respectively.

For the six months ended March 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $35,011 and $209 from the sale of class A and class M shares, respectively and $38,208 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended March 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $50 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended March 31, 1998 purchases and sales of U.S. government and agency obligations other than short-term investments aggregated $3,266,977,774 and $3,349,163,926, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At March 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended
                                         March 31, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,194,450      $45,426,011
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     2,726,771       23,827,056
------------------------------------------------------------
                                  7,921,221       69,253,067

Shares
repurchased                     (18,707,670)    (163,778,969)
------------------------------------------------------------
Net decrease                    (10,786,449)    $(94,525,902)
------------------------------------------------------------

                                            Year ended
                                        September 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,833,699      $49,722,743
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     5,932,492       50,394,712
------------------------------------------------------------
                                 11,766,191      100,117,455

Shares
repurchased                     (46,679,438)    (397,622,579)
------------------------------------------------------------
Net decrease                    (34,913,247)   $(297,505,124)
------------------------------------------------------------

                                        Six months ended
                                         March 31, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,766,236      $15,432,683
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        76,724          668,210
------------------------------------------------------------
                                  1,842,960       16,100,893

Shares
repurchased                      (1,269,166)     (11,080,363)
------------------------------------------------------------
Net increase                        573,794       $5,020,530
------------------------------------------------------------

                                            Year ended
                                        September 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,434,171      $20,670,881
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       126,879        1,073,299
------------------------------------------------------------
                                  2,561,050       21,744,180

Shares
repurchased                      (1,731,632)     (14,689,269)
------------------------------------------------------------
Net increase                        829,418       $7,054,911
------------------------------------------------------------

                                        Six months ended
                                         March 31, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         110,332         $970,040
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         3,273           28,674
------------------------------------------------------------
                                    113,605          998,714

Shares
repurchased                         (57,313)        (503,108)
------------------------------------------------------------
Net increase                         56,292         $495,606
------------------------------------------------------------

                                             Year ended
                                        September 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          82,926         $705,529
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         3,427           29,079
------------------------------------------------------------
                                     86,353          734,608

Shares
repurchased                         (83,265)        (706,919)
------------------------------------------------------------
Net increase                          3,088          $27,689
------------------------------------------------------------



Results of March 5, 1998 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on March 5, 1998. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                                  Votes
                                        Votes for              withheld

Jameson Adkins Baxter                 106,858,576             2,886,398
Hans H. Estin                         106,728,455             3,016,519
John A. Hill                          106,894,207             2,850,767
Ronald J. Jackson                     106,909,198             2,835,776
Paul L. Joskow                        106,833,520             2,911,454
Elizabeth T. Kennan                   106,840,235             2,904,739
Lawrence J. Lasser                    106,842,560             2,902,414
John H. Mullin III                    106,864,745             2,880,229
Robert E. Patterson                   106,851,919             2,893,055
Donald S. Perkins                     106,692,029             3,052,945
William F. Pounds                     106,731,372             3,013,602
George Putnam                         106,645,940             3,099,034
George Putnam, III                    106,759,285             2,985,689
A.J.C. Smith                          106,887,139             2,857,835
W. Thomas Stephens                    106,846,642             2,898,332
W. Nicholas Thorndike                 106,840,609             2,904,365

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 105,274,787 votes for, and 1,211,036 votes against, with 3,259,151 abstentions and broker non-votes.

A proposal to approve a new management contract increasing the fees payable to Putnam Investment Management, Inc. was approved as follows:
74,709,329 votes for, and 19,761,795 votes against, with 15,273,850 abstentions and broker non-votes.

A proposal to approve an amendment to the fund's fundamental investment restriction with respect to borrowing was approved as follows: 83,580,006 votes for, and 10,458,414 votes against, with 15,706,554 abstentions and broker non-votes.

A proposal to approve an amendment to the fund's fundamental investment restriction with respect to making loans was approved as follows:
83,036,698 votes for, and 10,748,278 votes against, with 15,959,998 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

William J. Curtin
Vice President

Ian C. Ferguson
Vice President

David L. Waldman
Vice President

Michael Martino
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
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PAID
Putnam
Investments
--------------------

SA027-42029-033/292/895   5/98